UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2013

Date of reporting period: October 31, 2013

Item 1. Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

TABLE OF CONTENTS

Shareholders’ Letter	1

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-520-4227; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

Dear Shareholders:

We are pleased to present the Annual Report for the CBRE Clarion Long/Short Fund (“the Fund”) for the fiscal year from November 1, 2012 through October 31, 2013.

For the fiscal year ending October 31, 2013, the Fund’s Investor Class Shares returned 4.74% and the Institutional Class Shares returned 5.04%, net of all fees and expenses, respectively. For the fiscal year, the Fund’s weighted average gross exposure was +139.9% and weighted average net exposure +59.7%. At October 31, 2013, the gross exposure was +149.1% and the net exposure was approximately +72.1%.

Key contributors to the Fund’s performance for the fiscal year include:

1.	On a gross of fees basis, the long side of the portfolio contributed +15.4% to performance, while the short side of the portfolio contributed -8.6%, thus producing gross performance of +6.8%;

2.	From a regional perspective on a gross of fee basis, we generated +2.3% performance from the Asia-Pacific Region, +4.7% performance from the Americas Region, and -0.2% from the European Region;

3.	A weighted average net long position of approximately +4.0% to Japan real estate stocks that were up approximately +51% in U.S.D. for the fiscal year enhanced gross performance of the Fund;

4.	A weighted average net long position of approximately +12.5% to U.S. office stocks that were up approximately +22.9% for the fiscal year enhanced gross performance of the Fund;

5.	A weighted average net long position of approximately +8.4% to U.S. hotel stocks that were up approximately +34.2% for the fiscal year enhanced gross performance of the Fund; and

6.	A weighted average net short position of approximately -1.3% to the US net lease stocks that were up approximately +29% for the fiscal year detracted from gross performance of the Fund.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

OUTLOOK

Given the improving economic data out of the U.S., the dynamic political and monetary events occurring in Japan that could lead to fundamental economic revitalization and increasing real estate values in that country, and a sense that Europe is bottoming, we believe that our Fund offers investors an attractive, risk-mitigated, alpha oriented investment option, anchored by current yield via a growing dividend and underpinned by increasing real estate cash flows derived from improving economic and commercial property fundamentals.

We frame the Outlook for real estate securities based on the following assumptions, observations and projections:

Key Macro-Economic Assumptions:

•	Improving economic outlook in the United States

•	Economic stagnation in Europe, but Sovereign Debt Crisis is contained

•	Aggressive Political and Monetary Stimulus Activity in Japan will begin to flow through to the underlying economy and real estate values

•	Economic “soft landing” in China probable, but not without challenges

Real Estate Securities Outlook: Positive, but subject to macro-economic events

•	Public real estate companies have a tremendous cost/access to capital advantage over private organizations

•	Expectations for both positive earnings and dividend growth in 2014

•	Our opinion of stock valuations = Reasonable

•	Favorable long-term supply/demand relationship in the physical markets

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

Risks to Outlook

•	Any singular or cumulative negative macro-economic events that weaken the underpinnings of a solid real estate outlook:

1.	Recession in the United States

2.	Challenges to the composition of the European Union

3.	Japanese leaders fail to follow-through on political and monetary rhetoric

4.	Economic “hard-landing” in China

•	Dislocation in capital funding markets: cost and access to capital

•	Dramatic upward shift in the U.S. Yield Curve

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

Earnings growth projections remain solidly in the 6-7% range. Real estate cash flows are notable for their durability as a result of the contractual nature of longer-term leases. Despite global economic growth that continues to be slow and uneven, real estate cash flows continue to improve with a high degree of visibility. Our latest earnings projections indicate a weighted average growth of cash flow per share in the 6-7% range for each of 2013, 2014, and 2015 as shown in the following chart. The bulk of these projections are derived from organic or “internal growth” generated by companies’ existing portfolios, although earnings are increasingly bolstered by “external” growth via accretive acquisitions and capital recycling activities.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

Looking at the United States within the context of the global universe of real estate securities, below are our internal projections of real estate companies’ earnings growth by country. Our latest earnings projections indicate a weighted average growth of cash flow per share in the 6% to 7% range globally for each of 2013, 2014, and 2015 as shown in the following chart.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

In the United States, valuations are attractive for the “core” property types. On average, U.S. REITs are currently trading at a -3% discount to our current estimates of net asset value (NAV), which we find to be within a long-term “normal” valuation band of -10% to +10%. In particular, malls and apartments appear very attractively priced to us, especially, given their above-average growth outlook for the next couple of years. Real estate companies are in a favorable valuation zone whereby company management teams can benefit not only from the “internal” growth derived from improving property fundamentals but from the “external” growth of recycling capital with increasing effectiveness, thereby improving overall earnings growth. The following chart provides relationships to NAV by property type.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

Globally, valuations are at a discount to NAV. Listed property companies, on average, trade at an -11% discount to our estimate of the companies’ underlying real estate values (NAV). While discounts have narrowed over the course of the year as a result of positive performance of the sector, we do not believe real estate shares are overvalued. To the contrary, real estate company valuations remain in an advantageous zone whereby management teams of many companies can supplement the “internal” growth derived from improving property fundamentals with the “external” growth of recycling capital sensibly, thereby improving overall earnings growth. Current valuation for the sector equates to a 5.9% implied unleveraged cash flow yield, which remains attractive versus the cost of capital and relevant private market property cap rates in today’s low interest rate environment, even after recent increases in longer-term interest rates.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

Property companies continue to offer dividend yield with an average in the 3-4% range on average. Earnings growth and rising payout ratios are fueling growth in property company dividends. We project dividends will continue to increase at a healthy clip in 2013, growing by approximately 7%, driven by a combination of improving company cash flows as well as an expansion of dividend pay-out policies, which remains conservative. Dividend increases among U.S. REITs remain particularly strong coming off 2012 during which U.S. REITs increased dividends 105 times. The average dividend yield for global real estate stocks remains in the 3-4% range and is growing across all geographic regions.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

Real estate companies may perform well in the face of rising rates. While a short-term move higher in interest rates typically can cause short-term dislocation among yield-sensitive asset classes, including the listed property company sector, history suggests that property company shares ultimately benefit from the underlying forces that cause rates to move higher, namely positive economic growth. When examined more closely in the U.S., there have been six periods during which U.S. REITs have corrected by approximately 9% or more due to short-term unexpected interest rate increases rather than a change in real estate fundamentals or change in access to capital. In each of these periods, REIT total returns underperformed equity market returns short-term but, thereafter, delivered subsequent periods of strong absolute returns, and generally outperformed the broader equity market.

U.S. REIT Returns During and After Periods of Rising Interest Rates

				Acute Periods of Interest Rate Fears			Subsequent REIT Returns Post Sell-Off Period[1]		Subsequent S&P 500 Index Returns Post Sell-Off Period
Sell-Off Period		Days	Rate Rise During Sell-Off	REITs Return	S&P 500 Return	REITs vs. S&P	180 Days	1 Year	180 Days	1 Year
Jun-94	Nov-94	159	0.93%	-11.1%	-1.4%	-9.7%	8.8%	24.1%	7.8%	36.5%
May-99	Dec-99	157	0.72%	-18.6%	4.8%	-23.4%	23.8%	33.9%	3.8%	-6.5%
May-04	May-04	26	0.70%	-14.4%	-1.5%	-12.9%	24.4%	33.5%	5.6%	7.0%
Mar-06	May-06	48	0.37%	-10.1%	-3.6%	-6.5%	27.6%	27.1%	11.0%	23.4%
Nov-10	Nov-10	8	0.31%	-9.1%	-3.8%	-5.4%	18.5%	11.2%	13.9%	7.2%
May-13	Aug-13	74	1.11%	-16.0%	1.5%	-17.4%	-	-	-	-
Averages		63	0.64%	-13.7%	-0.5%	-13.1%	23.6%	26.4%	8.6%	7.8%

1	FTSE NAREIT Equity REIT Index

Source: FactSet, S&P 500 Index and FTSE NAREIT Equity Index as of 09/30/2013. An index is unmanaged and not available for direct investment. Past performance is no guarantee of future results.

A steepening yield curve in particular has been historically positive for listed property company performance over time, since this shift reflects the expectation of improving economic conditions which are ultimately good for commercial property fundamentals and listed property companies.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

PORTFOLIO POSITIONING to begin 4Q 2013

Gross and net Exposure: We begin November 2013 with both Gross Exposure and Net Exposure for the Fund at +149% and 72%, respectively.

Portfolio Themes: Net exposure above long-term average

•	Americas:
¡	Approximately 86% of net exposure of the Fund
¡	We have increased exposure to the office sector, with a positive bias to the West Coast, an increasingly positive bias to suburban office in select markets, and a negative bias towards Washington D.C.
¡	We are net long cyclical sectors of industrials and hotels.
¡	We like select apartment and high quality mall stocks.
¡	We dislike over-valued sectors relative to growth prospects.

•	Europe:
¡	Very modest exposure
¡	Pursuing deep value opportunities with catalysts related to balance sheet recapitalizations and syndicate activity involving bank-owned equity positions.

•	Asia-Pacific:
¡	Approximately 12% of net exposure of the Fund
¡	We are net long Japan with a focus on high quality office and residential.
¡	Negative bias to residential developers in Hong Kong and Singapore

•	Maintain flexibility in Fund exposure and liquidity in individual positions.

We appreciate your continued faith and confidence.

CBRE CLARION SECURITIES, LLC

The views expressed represent the opinion of CBRE Clarion Securities which are subject to change and are not intended as a forecast or guarantee of future results. This material is for informational purposes only. It does not constitute investment advice and is not intended as an endorsement of any specific investment. Stated

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

information is derived from proprietary and non-proprietary sources which have not been independently verified for accuracy or completeness. While CBRE Clarion believes the information to be accurate and reliable, we do not claim or have responsibility for its completeness, accuracy, or reliability. Statements of future expectations, estimates, projections, and other forward-looking statements are based on available information and management’s view as of the time of these statements. Accordingly, such statements are inherently speculative as they are based on assumptions which may involve known and unknown risks and uncertainties. There is no assurance that any acquisition deal discussed will be completed, and deals could fail under certain market conditions. Current and future holdings are subject to risk.

The performance quoted herein represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 855-520-4CCS (4227).

Mutual fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with investing, short sales losses are potentially unlimited and the expenses involved with the short strategy may impact the performance of the Fund. With short sales, you risk paying more for a security than you received from its sale. There can be no assurance that the Fund will achieve its stated objectives. The Fund may engage in leveraging and other speculative investment practices which could increase the risk of loss. It may also invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gain or losses. Real estate investments are subject to changes in economic conditions, credit risk, and interest rate fluctuations. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. The Fund is non-diversified.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

Definition of Comparative Index

The Dow Jones/Credit Suisse Long/Short Index (the “Index”) defines the long/short hedge fund universe measured within the Dow Jones Credit Suisse database, which tracks more than 5000 funds within its Index Universe. The Index Universe is defined as only the funds with a minimum of US $50 million in assets under management, a minimum one-year track record, and current audited financial statements. The Index represents at least 85% of the AUM in each respective category of the Index Universe. Dow Jones Credit Suiss analyzes the percentage of assets invested in each subcategory and selects funds for the Index based on those percentages, matching the shape of the Index to the shape of the Universe. The Index is calculated and rebalanced monthly. Funds are not removed from the Index until they are liquidated or fail to meet financial reporting requirements. The objective is to minimize survivorship bias. Funds are reselected within the Index on a quarterly basis as necessary. Funds within the Long/Short category will generally hold both long and short positions within their underlying portfolios and have the ability to be either net long or net short. The Index is an unmanaged index.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

GROWTH OF A $10,000 INVESTMENT

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2013
	1 Year	Annualized Inception to Date*†
Institutional Class Shares	5.04%	2.21%
Investor Class Shares	4.74%	1.99%
Dow Jones/Credit Suisse Long/Short Index	16.19%	11.88%

* The CBRE Clarion Long/Short Fund commenced operations on December 30, 2011.

** The graph is based on Investor Class Shares only; performance for Institutional Class Shares would have been higher due to differences in fee structures.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 12.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

Sector Weightings† (unaudited)
	Long	Short	Net
Specialized	25.6%	(7.5)%	18.1%
Office	22.6	(6.9)	15.7
Diversified	17.2	(4.0)	13.2
Retail	14.9	(5.1)	9.8
Residential	15.7	(6.9)	8.8
Industrial	8.2	(1.8)	6.4
Real Estate Operating Company	3.5	(0.0)	3.5
Homebuilding	0.8	(0.0)	0.8
Diversified Real Estate Activities	2.2	(2.9)	(0.7)
Exchange Traded Fund	0.0	(1.4)	(1.4)
Diversified Support Services	0.0	(2.0)	(2.0)

Total			72.2
Other Assets and Liabilities, Net			27.8

			100.0%

†	As a percentage of the Fund’s Net Assets

SCHEDULE OF INVESTMENTS
REAL ESTATE SECURITIES‡ — 110.7%
COMMON STOCK — 110.7%
	Shares	Value

DIVERSIFIED — 17.2%
Activia Properties (Japan)	794	$6,903,997
Cousins Properties	1,279,780	14,499,907
Lexington Realty Trust	1,180,700	13,814,190
Liberty Property Trust (A)	841,019	31,277,498
Mapletree Greater China Commercial Trust (Singapore)	9,092,600	6,734,175
United Urban Investment (Japan)	4,610	7,037,130
Vornado Realty Trust (A)	296,300	26,388,478

		106,655,375

DIVERSIFIED REAL ESTATE ACTIVITIES — 2.2%
Mitsubishi Estate (Japan)	232,200	6,604,936
Sumitomo Realty & Development (Japan)	143,745	6,761,117

		13,366,053

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

COMMON STOCK — continued
	Shares	Value

HOMEBUILDING — 0.8%
William Lyon Homes, Cl A *	220,800	$5,115,936

INDUSTRIAL — 8.2%
DCT Industrial Trust	2,087,020	16,174,405
GLP J-Reit (Japan)	9,833	10,210,000
Prologis (A)	608,101	24,293,635

		50,678,040

OFFICE — 22.6%
BioMed Realty Trust	773,400	15,406,128
Brandywine Realty Trust	1,300,141	18,501,006
Douglas Emmett (A)	956,525	23,846,168
Highwoods Properties (A)	659,925	25,473,105
Kilroy Realty (A)	470,100	24,990,516
SL Green Realty (A)	335,137	31,693,907

		139,910,830

REAL ESTATE OPERATING COMPANY — 3.5%
CapitaMalls Asia (Singapore)	5,588,500	9,087,723
LEG Immobilien (Germany)*	106,600	6,078,940
NTT Urban Development (Japan)	497,900	6,314,261

		21,480,924

RESIDENTIAL — 15.7%
American Homes 4 Rent, Cl A *	388,200	6,009,336
American Homes 4 Rent, Cl A * (B)	312,500	4,837,500
American Residential Properties *	542,555	9,348,223
BRE Properties (A)	352,244	19,236,045
Post Properties	338,429	15,479,742
Sun Communities	383,200	17,079,224
UDR (A)	998,524	24,773,380

		96,763,450

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

COMMON STOCK — continued
	Shares	Value

RETAIL — 14.9%
Brixmor Property Group *	454,800	$9,391,620
CBL & Associates Properties	592,323	11,733,919
DDR (A)	1,031,900	17,490,705
Link (Hong Kong)	2,545,700	12,838,497
Macerich (A)	494,564	29,283,134
Taubman Centers	175,500	11,546,145

		92,284,020

SPECIALIZED — 25.6%
EPR Properties	249,400	12,811,678
Health Care REIT	191,800	12,438,230
Healthcare Realty Trust	645,600	15,500,856
Healthcare Trust of America, Cl A	923,400	10,729,908
Host Hotels & Resorts (A)	1,859,859	34,500,385
Japan Hotel REIT (Japan)	15,565	7,321,074
Senior Housing Properties Trust	622,400	15,335,936
Strategic Hotels & Resorts *	2,117,557	18,422,746
Sunstone Hotel Investors	1,197,900	15,872,175
Weyerhaeuser	511,200	15,540,480

		158,473,468

TOTAL COMMON STOCK (Cost $659,733,698)		684,728,096

TOTAL INVESTMENTS — 110.7% (Cost $659,733,698)		$684,728,096

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

SECURITIES SOLD SHORT

REAL ESTATE SECURITIES‡ — (38.5)%

COMMON STOCK — (37.1)%
	Shares	Value

DIVERSIFIED — (4.0)%
PS Business Parks	(181,264)	$(14,771,203)
WP Carey	(148,986)	(9,923,957)

		(24,695,160)

DIVERSIFIED REAL ESTATE ACTIVITIES — (2.9)%
City Developments (Singapore)	(1,445,200)	(11,983,223)
Hang Lung Properties (Hong Kong)	(1,856,400)	(6,117,763)

		(18,100,986)

DIVERSIFIED SUPPORT SERVICES — (2.0)%
Iron Mountain	(479,100)	(12,715,314)

INDUSTRIAL — (1.8)%
STAG Industrial	(525,944)	(10,997,489)

OFFICE — (6.9)%
Alexandria Real Estate Equities	(232,200)	(15,274,116)
Corporate Office Properties Trust	(596,869)	(14,682,977)
Piedmont Office Realty Trust, Cl A	(675,114)	(12,476,107)

		(42,433,200)

RESIDENTIAL — (6.9)%
American Campus Communities	(446,700)	(15,437,952)
Camden Property Trust	(190,200)	(12,210,840)
Home Properties	(253,000)	(15,258,430)

		(42,907,222)

RETAIL — (5.1)%
Acadia Realty Trust	(229,172)	(6,112,017)
Equity One	(346,300)	(8,349,293)
Weingarten Realty Investors	(539,600)	(17,121,509)

		(31,582,819)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

COMMON STOCK — continued
	Shares	Value

SPECIALIZED — (7.5)%
DiamondRock Hospitality	(1,358,400)	$(15,472,177)
Extra Space Storage	(326,500)	(15,015,735)
LaSalle Hotel Properties	(198,500)	(6,163,425)
Ryman Hospitality Properties	(257,600)	(9,508,016)

		(46,159,353)

TOTAL COMMON STOCK (Proceeds $225,104,936)		(229,591,543)

EXCHANGE TRADED FUND — (1.4)%
CurrencyShares Japanese Yen Trust * (Proceeds $8,867,056)	(88,700)	(8,815,006)

TOTAL SECURITIES SOLD SHORT — (38.5)% (Proceeds $233,971,992)		$(238,406,549)

Percentages are based on Net Assets of $618,540,857.

‡	Includes U.S. Real Estate Investment Trusts (“REIT”) and Real Estate Operating Companies (“REOC”) as well as entities similarly formed under the laws of non-U.S. countries.
*	Non-income producing security.
(A)	All or a portion of this security has been committed as collateral for securities sold short as of October 31, 2013.
(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $659,733,698)	$684,728,096
Deposits with Prime Broker for Securities Sold Short	229,444,903
Foreign Currency, at Value (Cost $464)	454
Cash	97
Receivable for Investment Securities Sold	24,720,457
Receivable for Capital Shares Sold	1,203,210
Dividends and Interest Receivable	820,488
Unrealized Gain on Foreign Currency Spot Contracts	5,162
Prepaid Expenses	38,231

Total Assets	940,961,098

Liabilities:
Securities Sold Short, at Value (Proceeds $233,971,992)	238,406,549
Payable for Investment Securities Purchased	48,536,081
Payable to Prime Broker	33,205,399
Payable for Capital Shares Redeemed	671,738
Payable due to Adviser	648,320
Stock Loan Fees Payable	520,482
Shareholder Servicing Fees Payable	146,375
Payable due to Administrator	54,233
Dividends Payable on Securities Sold Short	52,594
Distribution Fees Payable (Investor Class Shares)	15,302
Payable due to Trustees	5,792
Chief Compliance Officer Fees Payable	2,991
Other Accrued Expenses	154,385

Total Liabilities	322,420,241

Net Assets	$618,540,857

Net Assets Consist of:
Paid-in Capital	$597,912,729
Accumulated Net Investment Loss	(3,999,438)
Accumulated Net Realized Gain on Investments and Securities Sold Short	4,062,208
Net Unrealized Appreciation on Investments and Securities Sold Short	20,559,841
Net Unrealized Appreciation on Foreign Currency Translation	5,517

Net Assets	$618,540,857

Net Asset Value, Offering, and Redemption Price Per Share — Institutional Class Shares (unlimited authorization — no par value) ($542,210,760 ÷ 52,585,177 shares)	$10.31

Net Asset Value, Offering, and Redemption Price Per Share — Investor Class Shares (unlimited authorization — no par value) ($76,330,097 ÷ 7,429,491 shares)	$10.27

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
FOR THE YEAR ENDED
OCTOBER 31, 2013

STATEMENT OF OPERATIONS

Investment Income
Dividend Income (Less Foreign Taxes Withheld of $479,476)	$10,052,814
Interest Income	3,781,898

Total Investment Income	13,834,712

Expenses:
Investment Advisory Fees	6,032,439
Administration Fees	525,676
Distribution Fees (Investor Class Shares)	206,107
Shareholder Servicing Fees (Institutional Class Shares)	137,851
Shareholder Servicing Fees (Investor Class Shares)	97,906
Trustees’ Fees	18,773
Chief Compliance Officer Fees	8,547
Dividend Expense on Securities Sold Short (See Note 2)	7,145,063
Prime Broker Fees (See Note 2)	4,940,140
Transfer Agent Fees	156,934
Registration Fees	115,003
Custodian Fees	93,274
Professional Fees	76,210
Printing Fees	34,553
Offering Costs	17,663
Insurance and Other Expenses	10,293

Total Expenses	19,616,432

Investment Advisory Waiver Recapture (See Note 5)	10,797
Less: Fees Paid Indirectly	(740)

Net Expenses	19,626,489

Net Investment Loss	(5,791,777)

Net Realized Gain on Investments	29,219,921
Net Realized Loss on Securities Sold Short	(16,865,201)
Net Realized Loss on Foreign Currency Transactions	(303,513)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	16,316,059
Net Change in Unrealized Appreciation/(Depreciation) on Securities Sold Short	(3,887,013)
Net Change in Unrealized Appreciation/(Depreciation) on Foreign Currency Translation	7,779

Net Realized and Unrealized Gain on Investments	24,488,032

Net Increase in Net Assets Resulting from Operations	$18,696,255

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2013	Period Ended October 31, 2012*
Operations:
Net Investment Loss	$(5,791,777)	$(3,779,130)
Net Realized Gain on Investments, Securities Sold Short and Foreign Currency Transactions	12,051,207	1,622,294
Net Change in Unrealized Appreciation/ (Depreciation) on Investments, Securities Sold Short and Foreign Currency Translation	12,436,825	(1,210,103)

Net Increase (Decrease) in Net Assets Resulting from Operations	18,696,255	(3,366,939)

Dividends and Distributions from:
Realized Gains
Institutional Class Shares	(4,376,756)	–
Investor Class Shares	(711,218)	–

Total Net Realized Gains	(5,087,974)	–

Capital Share Transactions(1)
Institutional Class Shares
Issued	356,456,745	145,145,468
Issued in Connection with In-Kind Transfer**	–	105,985,887
Reinvestment of Distributions	3,810,453	–
Redemption Fees	10,297	26,383
Redeemed	(67,300,658)	(12,335,506)

Increase from Institutional Class Shares Capital Share Transactions	292,976,837	238,822,232

Investor Class Shares
Issued	83,964,850	64,997,903
Reinvestment of Distributions	627,164	–
Redemption Fees	65,232	32,600
Redeemed	(64,851,305)	(8,335,998)

Increase from Investor Class Shares Capital Share Transactions	19,805,941	56,694,505

Net Increase From Capital Share Transactions	312,782,778	295,516,737

Total Increase in Net Assets	326,391,059	292,149,798

Net Assets:
Beginning of Period	292,149,798	–

End of Period (including accumulated net investment loss of $3,999,438 and $3,210,418)	$618,540,857	$292,149,798

*	Commenced operations on December 30, 2011.
**	See Note 1 in the Notes to Financial Statements.
(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Periods

	Institutional Class Shares
	Year Ended October 31, 2013	Period Ended October 31, 2012*
Net Asset Value, Beginning of Period	$9.91	$10.00

Income from Operations:
Net Investment Loss(1)	(0.11)	(0.21)
Net Realized and Unrealized Gain on Investments, Securities Sold Short and Foreign Currency Transactions	0.61	0.12

Total from Operations	0.50	(0.09)

Redemption Fees	–	–

Dividends and Distributions from:
Net Realized Gains	(0.10)	–

Total Dividends and Distributions	(0.10)	–

Net Asset Value, End of Period	$10.31	$9.91

Total Return †	5.04%	(0.90	)%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$542,211	$236,818
Ratio of Expenses to Average Net Assets (including dividends and brokerage fees on short sales, waivers and reimbursements)(2)	4.01%	4.98%	**
Ratio of Expenses to Average Net Assets (including dividends and brokerage fees on short sales, excluding waivers and reimbursements)	4.01%	4.99%	**
Ratio of Net Investment Loss to Average Net Assets	(1.13)%	(2.50)%	**
Portfolio Turnover Rate	192%	90%	***

*	Commenced operations on December 30, 2011.
**	Annualized.
***	Portfolio turnover rate is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had the Adviser not waived a portion of its fee during the period.
(1)	Per share data calculated using average shares method.
(2)	Excluding dividends and prime broker fees on short sales, the ratio of expenses to average net assets would have been 1.51% and 1.64%, respectively.

Amounts designated as “–” are $0.00 or have been rounded to $0.00.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Periods

	Investor Class Shares
	Year Ended October 31, 2013	Period Ended October 31, 2012*
Net Asset Value, Beginning of Period	$9.90	$10.00

Income from Operations:
Net Investment Loss(1)	(0.16)	(0.27)
Net Realized and Unrealized Gain on Investments, Securities Sold Short and Foreign Currency Transactions	0.62	0.17

Total from Operations	0.46	(0.10)

Redemption Fees(1)	0.01	–

Dividends and Distributions from:
Net Realized Gains	(0.10)	–

Total Dividends and Distributions	(0.10)	–

Net Asset Value, End of Period	$10.27	$9.90

Total Return †	4.74%	(1.00	)%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$76,330	$55,332
Ratio of Expenses to Average Net Assets (including dividends and brokerage fees on short sales, waivers and reimbursements)(2)	4.34%	5.33%	**
Ratio of Expenses to Average Net Assets (including dividends and brokerage fees on short sales, excluding waivers and reimbursements)	4.34%	5.33%	**
Ratio of Net Investment Loss to Average Net Assets	(1.55)%	(3.27)%	**
Portfolio Turnover Rate	192%	90%	***

*	Commenced operations on December 30, 2011.
**	Annualized.
***	Portfolio turnover rate is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had the Adviser not waived a portion of its fee during the period.
(1)	Per share data calculated using average shares method.
(2)	Excluding dividends and prime broker fees on short sales, the ratio of expenses to average net assets would have been 1.84% and 1.99%, respectively.

Amounts designated as “–” are $0.00 or have been rounded to $0.00.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 45 funds. The financial statements herein are those of the CBRE Clarion Long/Short Fund (the “Fund”). The investment objective of the Fund is total return, consisting of capital appreciation and current income, while attempting to preserve capital and mitigate risk by employing hedging strategies, primarily short selling. The Fund is non-diversified and seeks to achieve its objective by taking long and short positions in equity securities of companies that are principally engaged in the real estate industry. The Fund’s adviser, CBRE Clarion Securities LLC (the “Adviser”) utilizes a multi-step investment process for constructing the Fund’s investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection. The Fund may invest in securities of companies of any market capitalization and, as a general matter, the Fund expects its investments to be primarily in equity securities issued by U.S. companies. However, the Fund may invest up to 50% of its assets in securities of non-U.S. issuers, including emerging market issuers, denominated in U.S. dollars, non-U.S. currencies or multinational currency units. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

The Fund commenced operations on December 30, 2011 as a result of a tax-free contribution in-kind from a limited partnership managed by the Adviser. On this date, the Fund issued 10,598,589 Institutional Class Shares in exchange for net assets at their then current value of $105,985,887, including unrealized appreciation of $9,338,636.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund will seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2013, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are as follows:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

• Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

• Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2013, all of the Fund’s investments and securities sold short were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For details of investment classifications, reference the Schedule of Investments.

For the year ended October 31, 2013, there were no transfers between levels. During the year ended October 31, 2013, there were no Level 3 securities.

During the year ended October 31, 2013, there have been no significant changes to the Fund’s fair valuation methodologies.

Securities Sold Short — The Fund engages in short selling. To complete a short sale transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would decrease the proceeds of the security sold. Upon entering into a short position, the Fund records the proceeds as a deposit with the prime broker in its Statement of Assets and Liabilities and establishes an offsetting liability for the securities sold under the short sale agreement. The liability is subsequently marked to market to reflect changes in the value of securities sold short. The Fund is subject to risk of loss if the broker were to fail to perform its obligation under contractual terms. Short sales transactions result in off-balance sheet risk because the ultimate

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

obligation may exceed the amount shown in the Statements of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Short selling involves the risk of a potentially unlimited increase in the market value of the security sold short, which could result in a potentially unlimited loss for the Fund.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense on securities sold short. In addition, the Fund is required to pay the lender any dividends declared on securities sold short. Such amounts are recorded on the ex-dividend date as dividend expense on securities sold short.

Short sales are collateralized by cash deposits with the counterparty broker, Morgan Stanley, and pledged securities held at the custodian, Union Bank, N.A. The collateral required is determined daily by reference to the market value of the securities sold short.

The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed Funds Rate plus 200 basis points on the amount of any shortfall in the required cash margin that is financed by the prime broker.

The Fund had prime brokerage borrowings throughout the year ended October 31, 2013 as follows:

Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Rate Paid	Interest Paid
$59,744,899	$12,049,896	2.12%	$256,271

The interest paid is included in Prime Broker Fees on the Statement of Operations.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the initial open tax year end and current tax year end, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2013, the Fund did not have any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income/Expense — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identifications. Dividend income and expense is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Investments in REITs — With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts,

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, were amortized over twelve-months from inception of the Fund. As of October 31, 2013, the offering costs were fully amortized.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of fund shares held for less than 60 days. For the year ended October 31, 2013, the Fund received $10,297 and $65,232 in redemption fees for the Institutional Class Shares and Investor Class Shares, respectively.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for an

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

annual fee equal to the higher of $120,000 for the Fund, plus $15,000 per additional class, or the Fund’s pro rata share of an asset based fee calculated based on the aggregate average daily net assets of the Fund and the CBRE Clarion Global Infrastructure Value Fund according to the following fee schedule: 0.12% on the first $250 million, 0.10% on assets between $250 million and $500 million, 0.08% on assets between $500 million and $750 million and 0.06% on assets in excess of $750 million.

Prior to June 28, 2013, the Administration Agreement provided for services to provided at 0.12% of the first $250 million, 0.10% on assets between $250 million and $500 million and 0.08% on any amount above $500 million of the Fund’s average daily net assets.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Fund has adopted a shareholder servicing plan pursuant to which it may engage third-party service providers to provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Fund may pay service providers a fee at a rate of up to 0.10% and 0.20% annually of the average daily net assets attributable to the Institutional Class Shares and Investor Class Shares, respectively, subject to the arrangement for provision of shareholder and administrative services. For the year ended October 31, 2013, the Institutional Class Shares and Investor Class Shares incurred $137,851 and $97,906 of shareholder servicing fees, an effective rate of 0.03% and 0.12%, respectively.

The Fund has adopted a distribution plan under Rule 12b-1 under the 1940 Act for Investor Class Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. The maximum annual distribution fee for Investor Class Shares of the Fund is 0.25% annually of the average daily net assets. For the year ended October 31, 2013, the Fund incurred $206,107 of distribution fees, an effective rate of 0.25%.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the year ended October 31, 2013, the Fund earned cash management credits of $740, which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 1.25% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding interest, dividend and prime broker fees on securities sold short, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) (collectively “excluded expenses”) from exceeding 1.64% and 1.99% of the Fund’s Institutional Class and Investor Class Shares’ average daily net assets, respectively, until February 28, 2014. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (less excluded expenses) and 1.64% and 1.99% for the Institutional Class Shares and Investor Class Shares, respectively, to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2014. During the year ended October 31, 2013, the Adviser recaptured $10,797 of prior fee reductions and expense reimbursements. As of October 31, 2013, all fees which were previously reduced or reimbursed by the Adviser have been recaptured.

6.	Share Transactions

	Year Ended October 31, 2013	Period Ended October 31, 2012*
Share Transactions:
Institutional Class Shares
Issued	34,906,027	14,525,309
Issued in Connection with In-Kind Transfer**	–	10,598,589
Reinvestment of Distributions	384,557	–
Redeemed	(6,600,636)	(1,228,669)

Increase in Institutional Class Shares	28,689,948	23,895,229

Investor Class Shares
Issued	8,199,876	6,421,396
Reinvestment of Distributions	63,531	–
Redeemed	(6,421,048)	(834,264)

Increase in Investor Class Shares	1,842,359	5,587,132

Net Increase in Shares Outstanding	30,532,307	29,482,361

*	Commenced operations on December 30, 2011.
**	See Note 1 in the Notes to Financial Statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

7.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government, short-term investments, short sales and purchases to cover, for the year ended October 31, 2013 were $940,277,942 and $580,381,487, respectively. There were no purchases or sales of long-term U.S. Government securities.

8.	Federal Tax Information:

The Fund maintains a December 31st year end for tax purposes. Amounts disclosed in the Fund’s fiscal year ended October 31, 2013 financial statements, with respect to Federal income tax disclosure, are based on the facts as of October 31, 2013 and are subject to change.

The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following permanent differences primarily attributable to the tax treatment of certain investments in REITs, net operating losses, passive foreign investment companies and foreign currency realized gain (loss) have been reclassified to/from the following accounts during the fiscal year ended October 31, 2013:

Increase/ (Decrease) in Undistributed Net Investment Income	Increase/ (Decrease) in Accumulated Net Realized Gain	Increase/ (Decrease) in Paid-In Capital
$5,002,757	$(2,962,326)	$(2,040,431)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared by the Fund during the last two fiscal years were as follows:

Long-Term Capital Gains
2013	2012
$5,087,974	$ –

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income (Loss)	$(2,687,045)
Undistributed Long-Term Capital Gains	5,248,821
Unrealized Appreciation	18,066,352

Total Distributable Earnings	$20,628,128

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, excluding securities sold short, held by the Fund at October 31, 2013 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$662,232,704	$34,117,451	$(11,622,059)	$22,495,392

9.	Concentration/Risks:

The Fund concentrates its investments in the real estate sector. Investing in real estate securities (which include REITs) may subject the Fund to risks associated with the direct ownership of real estate, such as casualty or condemnation losses; fluctuations in rental income, declines in real estate values and other risks related to local or general economic conditions; increases in operating costs and property taxes, potential environmental liabilities, changes in zoning laws and regulatory limitations on rent. Changes in interest rates may also affect the value of the Fund’s investment in real estate securities. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example above. In addition, REITs are subject to the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and maintaining exemption from the registration requirements of the Investment Company Act of 1940, as amended.

10.	Other:

At October 31, 2013, 45% of Institutional Class Shares total shares outstanding were held by two record shareholder owning 10% or greater of the aggregate total shares outstanding. The shareholders are comprised of omnibus accounts that are held on behalf of various individual shareholders.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11.	Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Advisors’ Inner Circle Fund and Shareholders of CBRE Clarion Long/Short Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CBRE Clarion Long/Short Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from December 30, 2011 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CBRE Clarion Long/Short Fund of The Advisors’ Inner Circle Fund at October 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and the period from December 30, 2011 (commencement of operations) to October 31, 2012, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 27, 2013

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED
BOARD MEMBERS[3,4]
ROBERT NESHER 67 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 73 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT
BOARD MEMBERS[4]
CHARLES E. CARLBOM 79 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.
JOHN K. DARR 69 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 61 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

“interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-520-4227. The following chart lists Trustees and Officers as of October 31, 2013.

Held by Board Member[5] Other Directorships

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds . Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Asset Korea Co., Ltd, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited . Director of the Distributor since 2003.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds; Director of Oregon Transfer Co.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, The Korea Fund, Inc.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 71 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 70 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 57 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
JAMES M. STOREY 82 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.
GEORGE J. SULLIVAN, JR. 70 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 48 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
MICHAEL LAWSON 53 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board members oversee 45 fund in the Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

Other Directorships Held by Board Member/Officer[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust. Trustee of SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. until December 2010.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP Adviser Managed Trust and New Coveneant Funds; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

None.

None.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)
RUSSELL EMERY 50 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006.
DIANNE M. DESCOTEAUX 36 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
EDWARD McCUSKER 29 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Trust Company 2006-2008. SEI’s Private Banking 2008-2010. AML SEI Private Trust Company 2010-2011. AML Manager of SEI Investments 2011-2013. AML and Privacy Officer 2013.
JOHN MUNCH 42 yrs.old	Vice President and Assistant Secretary (since 2012)	Attorney at SEI Investments Company since 2001.
LISA WHITTAKER 35 yrs. old	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).

1	Unless otherwise noted, the business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND
OCTOBER 31, 2013

Other Directorships Held by Officer

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, distribution and shareholder servicing fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
LONG/SHORT FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Institutional Class	$1,000.00	$968.00	3.80%	$18.85
Investor Class	1,000.00	966.10	4.11%	20.37

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,006.05	3.80%	$19.21
Investor Class	1,000.00	1,004.49	4.11%	20.77

* Expenses are equal to the Fund’s annualized expense ratio, including dividend expense and prime broker fees on short sales, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

CBRE Clarion Long/Short Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Investment Adviser:

CBRE Clarion Securities LLC

201 King of Prussia Road

Suite 600

Radnor, PA 19087

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

CCS-AR-001-0200

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$131,000	$0	$0	$250,692	$0	$0
(b)	Audit-Related Fees	$24,800	$0	$0	$12,000	$0	$0
(c)	Tax Fees	$23,755	$0	$0	$55,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$489,500	N/A	N/A	$406,500	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$10,166	N/A	N/A	$11,292	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$199,000	N/A	N/A	$120,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$71,070	N/A	N/A	$69,000	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$17,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2013	2012
Audit-Related Fees	19%	5%
Tax Fees	18%	23%
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	2%	3%
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	36%	58%
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)	Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $1,616,000 and $29,771,000 for 2013 and 2012, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $90,266 and $296,142 for 2013 and 2012, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2013 and 2012, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2013 and 2012, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2014

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer, Controller & CFO
Date: January 9, 2014

*	Print the name and title of each signing officer under his or her signature.